Exhibit 10.10.2
                                                                 ---------------


                            THIRD AMENDMENT TO LEASE

         THIS THIRD AMENDMENT TO LEASE (this "Third Amendment") is entered into as of the 1st day of September 1998 (the "Effective Date") by and between 6715 Kenilworth Avenue General Partnership ("Landlord") and Pathnet, Inc.
("Tenant").

                                 R E C I T A L S

         A. Landlord and Tenant are parties to that certain Lease Agreement dated August 9, 1997, as amended by that certain Amendment to Lease dated March 5, 1998 and that Second Amendment to Lease dated May 1, 1998 (together, the"Lease").

         B. Landlord and Tenant desire to add certain premises to the Lease and make certain other modifications to the Lease as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. PREMISES. From and after the Effective Date, the area described in Exhibit A, attached hereto and incorporated herein, located on the first floor of the building containing the Premises and consisting of approximately 1,500 square feet, is hereby incorporated into the Premises for all purposes.

2.                RENT.  In  Paragraph 3 of the Lease,  as amended by the Second
                  Amendment to Lease, (i) the number "$305,860.00" is hereby deleted and the number "335,860.00" is inserted in its place; and (ii) the number "25,488.33" is hereby deleted, and the number "27,988.00" is inserted in its place.

3. SECURITY DEPOSIT. As of the date hereof, Tenant has increased the Security Deposit under the Lease by delivering to Landlord, and Landlord hereby acknowledges receipt of, the sum of $2,500. The parties acknowledge that the Security Deposit is currently $19,493.33.

4.                IMPROVEMENTS.    The   parties    acknowledge   that   certain
                  improvements will be constructed in the Premises pursuant to a separate agreement.

5. CAPITALIZED TERMS. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Lease.

6. RATIFICATION. Except as expressly modified herein, the Lease remains in full force and effect in accordance with its terms.

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         EXECUTED, under seal, as of the day and year first written above.

                                             LANDLORD:

                                             6715 KENILWORTH AVENUE
                                             GENERAL PARTNERSHIP


                                             BY:  /s/David Schaeffer
                                                ---------------------
                                                     David Schaeffer
                                                     General Partner

                                             TENANT:

                                             PATHNET, INC.


                                             BY:  /s/William R. Smedberg V
                                                 --------------------------
                                                     William R. Smedberg V
                                                     Vice President, Finance and
                                                          Corporate Development